                                                                   Exhibit 23(c)
                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated June 15, 1995, with respect to the financial statements and supplemental schedules of The Master Medical Corporation for the year ended December 31, 1994. We also consent to the references to us under the heading "Experts" in such Prospectus.

                                         MANSPERGER, PATTERSON & MCMULLIN, CPA'S

Tempe, Arizona
February 15, 1996